1 DBApparel FAQs Q: When is the transaction expected to close? A: The transaction is expected to close as early as Q3 2014 but could slip into Q4 2014. Closing of the transaction is contingent on customary closing conditions, including completion of consultation with the European and French works councils representing DBA’s employees. Q: What is the expected financial contribution of the DBApparel acquisition? A: Once synergies are fully realized, which we currently estimate will be within three to four years, we believe DBA should annually add $125 million to operating profit, $1.00 a share to earnings, and $125 million to cash flow from operations. Q: How confident are you that you will be able to achieve $1.00 per share in accretion by year three or four and where are the synergies coming from? A: We believe we can deliver the $1.00 per share accretion within three to four years. The sources of synergies are: (1) grafting our disciplined Innovate-to-Elevate strategy onto their existing business; and, (2) leveraging our global supply chain, especially by internalizing third-party sourced production. Q: Can you share with us your specific synergy plans and how you expect them to unfold – SG&A versus COGS? A: We do not have specific plans at this point, but we know the general strategies of how we would add value through the acquisition of DBApparel. First, we will run the business with a branded consumer-focused mindset. Innerwear businesses with strong brands and leading market shares should have operating margins at least in the teens, not single digits. This is where our disciplined Innovate-to-Elevate strategy comes in – it will provide the path to better margins. Second, we see a competitive advantage and can generate higher margins by self-manufacturing most of our products in our core categories and programs, not sourcing from third-party manufacturers as DBApparel does for certain core categories and programs. When you combine both of these strategies, we believe we can create revenue synergy opportunities, strengthen the business in their core markets, and double the profitability of the business in three to four years, moving their operating margin from single digits to the mid-teens. Q: Where do you expect the supply chain leverage to come from? Will you close facilities in developed countries? A: We do not have specific plans as of yet, but we see opportunities with internalization of production that is now outsourced and by leveraging our joint R&D capabilities. With respect to internalization, DBA predominantly sources intimate apparel and men’s underwear products from third parties, where we predominantly self-manufacture these products. Internalizing many of these products can lead to better margin structures. For hosiery, the two companies’ operations follow a similar model in developed countries (in fact, we still run hosiery automation developed by DIM in Autun). We knit and sometimes finish hosiery in the United States with some finishing work done in lower-wage regions, such as Central America. Likewise, DBA knits hosiery in France and Germany and performs additional finishing work in France and lower-wage countries. This structure seems to work as well for DBA in Europe as it does for us in the United States. In terms of R&D, both organizations have complementary strengths in R&D. By focusing these joint capabilities through our disciplined consumer-driven Innovate-to-Elevate process, we should be able to further develop platform innovations for many years to come.

2 Q: What is grafting Innovate-to-Elevate onto their business actually mean? A: Applying our Innovate-to-Elevate strategy allows us to maximize the value of a branded consumer-focused business. Innovate-to-Elevate maximizes three of the competitive strengths we have in our business: 1) Brand Power, 2) Platform Innovation, and 3) Global Supply Chain Leverage with an emphasis on internal manufacturing. When we are able to combine these strengths at the same time, we are able to unlock the ability to elevate our brands in the marketplace, better meet the needs of our retailers and consumers, and generate a higher average price per unit and lower cost per unit. Applying the Innovate-to-Elevate strategy to the DBApparel business would drive sustainable margin expansion across its strong brand portfolio and market geography. More specifically, Brand Power gives us pricing flexibility, consumer trust to try new innovations, and expansion potential across channels of trade and geographies. For Innovation Platforms, we follow a disciplined consumer packaged goods process to meet long-term consumer needs through big R&D-driven platforms supported by proven advertising and marketing. Internalizing production in our Global Supply Chain gives us tremendous ability to manufacture at low cost and apply scale to maximize our margins. Q: Does this provide a platform to expand your brands into Europe and vice versa? Is this the revenue synergy opportunity? A: The revenue synergies will come from focusing on efforts in Europe that leverage all three aspects of our Innovate-to- Elevate strategy, just as we do elsewhere: building brand power, introducing platform innovations, and leveraging our combined global supply chain with a focus on self-manufacturing. DBApparel already primarily has the No.1 position in their markets, and the DIM brand already has a dominant share, so there is little need or opportunity to cross- introduce our brands into their geography, and vice versa. We do have the potential to cross-pollinate product ideas and R&D expertise. Q: How will the earnings per share contribution trend progress from $0.25 in 2015 to $1.00 within three or four years? A: We will be able to provide more detail once the acquisition is closed and we have a chance to develop a detailed integration plan. While the details are still to be developed, the progression will be a function of generating value by grafting our disciplined Innovate-to-Elevate strategy onto their existing business and leveraging our global supply chain, especially by internalizing third-party sourced production. Q: Can you reconcile the $850 million pro forma post-synergy operating profit you mentioned on your June 25, 2014, conference call? A: Our current 2014 operating profit guidance is $665 million to $685 million, which includes approximately $30 million from Maidenform. Assuming the mid-point of our guidance ($675 million), add the remaining $50 million in future synergies from Maidenform (recall we communicated Maidenform should add $80 million in annual operating profit once full synergies are realized) and add $125 million from DBApparel (their operating profit contribution once full synergies are realized) to reconcile the pro forma post-synergy operating profit. Q: Excluding the purchase price, what are the total costs associated with the DBApparel acquisition? And what portion will be cash-based? A: We will provide more detail once the acquisition is closed, and we have a detailed integration plan in place. Q: What drove the timing of this deal? A: We began conversations with Sun Capital in February 2014. We believe that we are the logical strategic buyer to re- unite these two former sister companies. We negotiated exclusively with Sun Capital and were able to announce our intention to acquire the business, provided consultation with employee works councils is completed and customary closing conditions are met.

3 Q: How do you plan to fund this acquisition? A: We plan to use a combination of offshore cash on hand and debt. Q: Can you provide any insight into DBApparel’s financial performance? A: DBA currently generates more than $875 million in annual revenue but with only a mid-single-digit operating margin. Our intention is to focus on DBA’s profitable core. As we graft our Innovate-to-Elevate strategy onto their business and leverage our global supply chain, we believe we can grow their core revenue and increase operating margins to the mid-teens within three to four years. # # # Cautionary Statement Concerning Forward-Looking Statements These supplementary materials contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “may,” “believe,” “will,” “expect,” “project,” “estimate,” “intend,” “anticipate,” “plan,” “continue” or similar expressions. In particular, among others, statements about the HanesBrands acquisition of DBApparel/DBA (the “acquisition”), including integration plans and the expected impact of the acquisition on HanesBrands’ sales, earnings, operating profit and cash flow, are forward-looking statements. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is based on the current plans and expectations of our management, expressed in good faith. However, there can be no assurance that the expectation or belief will result or will be achieved or accomplished, and actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements, including, but not limited to the occurrence of any event, change or other circumstances that could give rise to the termination of the Offer/Offer Letter/Transaction; the outcome of any legal proceedings that may be instituted against the parties and others related to the acquisition; works council approvals or other conditions to the completion of the acquisition may not be satisfied; or the regulatory approvals required for the acquisition may not be obtained on the terms expected or on the anticipated schedule. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. All forward-looking statements speak only as of the date hereof. We undertake no obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.